Note 6 - Other operating income and expenses	12 Months Ended
Dec. 31, 2021
Note 6 - Other Operating Income and Expenses
Note 6 - Other Operating Income and Expenses

6            Other operating income and expenses

	Year ended December 31,
(all amounts in thousands of U.S. dollars)	2021	2020	2019

Other operating income
Net income from other sales	10,694	9,891	8,651
Net rents	5,314	5,501	5,089
Tax recovery in Brazilian subsidiaries (*)	35,568	8,164	-
Other (**)	16,290	9,837	8,025
Recovery on allowance for doubtful receivables	379	-	1,239
	68,245	33,393	23,004

Other operating expenses
Contributions to welfare projects and non-profit organizations	6,697	12,989	11,199
Allowance for doubtful receivables	-	1,263	-
	6,697	14,252	11,199

(*)	On May 13, 2021, the Brazilian Supreme Court issued a final judgment which confirmed that the methodology for calculating PIS and COFINS (Federal Social Contributions on Gross Revenues) tax claims to which taxpayers are entitled to, should exclude from its base the total output of ICMS, calculated on a gross basis. This decision led to a recognition of approximately $53 million tax credit in Brazilian subsidiaries, out of which $36 million were recognized in other operating income and $17 million in financial results (impacting in Finance Income and Finance Cost). In addition the tax charge related to this gain amounted to $12 million.
(**)	On November 1, 2021 the Company transferred 100% of the shares of Geneva Structural Tubes LLC (“Geneva”) to MKK USA Inc., a subsidiary of Maruichi Steel Tube Ltd of Japan for an aggregate price of $24.3 million. The gain of this transaction ascended to approximately $6.8 million.